UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 3, 2010
The Gabelli Equity Trust Inc.
(Exact name of Registrant as specified in its charter)

Maryland	811-04700	22-2736509
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation)		No.)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 1-800-422-3554
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On December 3, 2010, the Board of Directors of The Gabelli Equity Trust, Inc. (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”) and adopted certain Articles Supplementary. The Amended and Restated Bylaws and the Articles Supplementary were deemed effective December 3, 2010 and are attached hereto as Exhibits (3)(i) and (3)(ii) and are incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit (3)(i) Articles Supplementary
Exhibit (3)(ii) Amended and Restated Bylaws, dated December 3, 2010, of The Gabelli Equity Trust, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GABELLI EQUITY TRUST INC.
Date: December 9, 2010	By:	/s/ Agnes Mullady
Agnes Mullady
Secretary

EXHIBIT INDEX

Exhibit No.	Description
(3)(i)	Articles Supplementary
(3)(ii)	Amended and Restated Bylaws, dated December 3, 2010